Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 6,589.16
Total Transaction Valuation	43,038,276.00
Total Offset Amount	0.00
Net Fee	$ 6,589.16